Exhibit 99.1

Schedule I
SILICON GRAPHICS, INC.
CASE NO. 09-11701
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	$26,154,897
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	2,999,065
Post-petition	–
Total operating receipts	$2,999,065
Non-operating receipts
Transfers - other debtor in possession account	(343,215)
Total receipts	$2,655,850
Operating disbursements
Accounts payable	(15,214,053)
Payroll	(2,613,917)
Total disbursements (1)	$(17,827,970)
Net cash flow	(15,172,120)
Other
Acquired assets on May 8, 2009	(13,704,931)
Transfer from Acquirer on May 8, 2009	10,679,264
Cash - May 31, 2009	$7,957,111

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS of MANHATTAN, INC.
CASE NO. 09-11700
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH, LLC
CASE NO. 09-11703
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor In possession accounts or made from an outside source.

SILICON GRAPHICS of MANHATTAN, INC.
CASE NO. 09-11704
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS WORLD TRADE CORPORATION
CASE NO. 09-11705
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON STUDIO, INC.
CASE NO. 09-11706
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH AMERICA LATINA LTD
CASE NO. 09-11707
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH EASTERN EUROPE LTD
CASE NO. 09-11708
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH INDIA LTD
CASE NO. 09-11709
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH INTERNATIONAL INC.
CASE NO. 09-11710
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY FINANCIAL CORPORATION
CASE NO. 09-11711
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY ASIA PACIFIC, INC.
CASE NO. 09-11712
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

PARAGRAPH INTERNATIONAL
CASE NO. 09-11713
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$–

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

WTI DEVELOPMENT, INC
CASE NO. 09-11714
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 25, 2009 to May 31, 2009

Cash April 25, 2009	–
Receipts from operations
Cash Sales	–
Collections of accounts receivable
Pre-petition	–
Post-petition	–
Total operating receipts	–
Non-operating receipts
Transfers from other debtor in possession account	–
Total receipts	–
Operating disbursements
Accounts payable	–
Payroll	–
Total disbursements (1)	–
Net cash flow	–
Cash - May 31, 2009	$ –

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.